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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) October 1, 2002
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                                TEREX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                    1-10702                  34-1531521
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 (State or Other Jurisdiction        (Commission               (IRS Employer
       of Incorporation)             File Number)            Identification No.)



  500 Post Road East, Suite 320, Westport, Connecticut                  06880
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        (Address of Principal Executive Offices)                     (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

     Terex Corporation announced by press release dated October 1, 2002 that its Board of Directors has added Helge H. Wehmeier as a member of the Terex Board. Mr. Wehmeier recently retired from Bayer AG, a diversified, international chemicals and health care group. Mr. Wehmeier had spent more than 35 years with Bayer AG in various positions of increasing responsibility, including senior management positions in both Europe and the United States. Mr. Wehmeier's most recent position was President and Chief Executive Officer, Bayer Corporation, a position he held since 1991. Mr. Wehmeier is an alumnus of the International Management Development Institute, Lausanne, Switzerland and Institut European d'Administration des Affaires, Fontainebleau, France. Mr. Wehmeier is also a director of PNC Financial Services Group, a diversified banking and financial services company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 1, 2002


                                                   TEREX CORPORATION


                                                   By:  /s/ Eric I Cohen
                                                        Eric I Cohen
                                                        Senior Vice President